SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                   Date of Report:  January 28, 1999

                         POTLATCH CORPORATION

        (Exact name of registrant as specified in its charter)

     Delaware                  1-5313                  82-0156045
  ---------------         ----------------       ----------------------
  (State of other         (Commission File		       (I.R.S. Employer
  jurisdiction of	            Number)		          Identification Number)
  incorporation)

      601 W. Riverside Avenue, Suite 1100, Spokane, WA        99201
      ------------------------------------------------     ----------
        (Address of principal executive offices)           (zip code)

         Registrant's telephone number, including area code:
                            509-835-1500
                            ------------
Item 5.  Other Events

     On January 28, 1999, the Potlatch Corporation Board of Directors amended Article III, Section 4 of the Corporation's By-laws to provide that for business to be properly brought before an annual meeting of stockholders by a stockholder, the secretary must have received written notice from the stockholder no later than February 22, 1999 for the 1999 annual meeting and no later than February 1 for each subsequent annual meeting.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  POTLATCH CORPORATION
                                     (Registrant)


Date:  January 28, 1999           By: /s/BETTY R. FLESHMAN
                                      --------------------
                                        Betty R. Fleshman
                                            Secretary

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                         POTLATCH CORPORATION


                            Exhibit Index

  Exhibit

  (3)(c)        By-laws, as amended through January 28, 1999.


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